U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     /X/

                     Pre-Effective Amendment No.
                                                  -------
                     Post-Effective Amendment No.    3
                                                  -------
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             /X/

                            Amendment No.    4
                                         --------

                        (Check appropriate box or boxes)

                           LAKE SHORE FAMILY OF FUNDS

               (Exact Name of Registrant as Specified in Charter)

                         8280 Montgomery Road, Suite 302
                             Cincinnati, Ohio 45236
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code:   (513) 579-8700

                           Earl V. (Buck) Newsome, Jr.
                           Lake Shore Fund Group, LLC
                         8280 Montgomery Road, Suite 302
                             Cincinnati, Ohio 45236
                     (Name and Address of Agent for Service)

                                   Copies to:

                                 Wade R. Bridge
                         Integrated Fund Services, Inc.
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202

It is proposed that this filing will become effective (check appropriate box)

/X/  immediately upon filing pursuant to paragraph (b)
/ /  on (date) pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)
/ /  on May 1, 1999 pursuant to paragraph (a) of Rule 485

Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940.

LAKE SHORE
FAMILY OF FUNDS

Prospectus
May 1, 2000

Equity Fund

TABLE OF CONTENTS

Risk/Return Summary  ...........................................................
Expense Information  ...........................................................
Investment Objective, Principal Investment Strategies and
   Related Principal Risk Considerations........................................
How to Purchase Shares..........................................................
How to Redeem Shares ...........................................................
Shareholder Services ...........................................................
Operation of the Fund...........................................................
Dividends and Distributions.....................................................
Calculation of Public Offering Price............................................
Taxes...........................................................................
Distribution Plan...............................................................
Financial Highlights............................................................

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                      PROSPECTUS
                                                                     May 1, 2000

                           LAKE SHORE FAMILY OF FUNDS
                         8280 MONTGOMERY ROAD, SUITE 302
                             CINCINNATI, OHIO 45236

The Lake Shore Family of Funds currently offers one series of shares to investors: the Equity Fund ("Fund").

The EQUITY FUND seeks long-term growth of capital by investing primarily in common stocks. Dividend and interest income is only an incidental consideration to the Fund's investment objective.

Lake Shore Fund Group, LLC (the "Adviser"), 8280 Montgomery Road, Suite 302, Cincinnati, Ohio 45236, manages the Fund's investments.

This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

--------------------------------------------------------------------------------
FOR INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CALL:

Nationwide (Toll-Free) ............................. 800-266-9532
--------------------------------------------------------------------------------

                               RISK/RETURN SUMMARY

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

     The Equity Fund seeks long-term growth of capital by investing primarily in common stocks.

WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

     The Equity Fund maintains a core portfolio of approximately 30 common stocks, all of which are listed on the Standard & Poor's 500 Index at the time of investment. Approximately 20 of the stocks will be selected on the basis of price momentum (those stocks exhibiting the most rapid increases in price according to the Adviser's quantitative models) and the remainder will be selected on the basis of value (those stocks which appear to be the best value, relative to the rest of the market, based upon the Adviser's research and analysis of such factors as yield, price-to-earnings ratio and dividend coverage). Under normal circumstances, the Fund will invest at least 65% of its total assets in common stocks.

     The Adviser believes the use of two independent, contrasting styles, and defensive action when the market is in a high-risk period, will add consistency to the Fund's performance.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

     The return on and value of an investment in the Equity Fund will fluctuate in response to stock market movements. Common stocks are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund. In addition, the Fund may not achieve its investment objective.

                       RISK/RETURN BAR CHART AND FEE TABLE
                       -----------------------------------

The following bar chart and fee table indicate the risks and variability of investing in the Fund by showing:

- how the Fund's performance has varied over each full calendar year shown on the chart below, and
- how the Fund's average annual total returns compare to other recognized indices below.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

1999      42.26%

During the period shown in the bar chart, the highest return for a calendar year was 28.74%(quarter ending December 31, 1999) and the lowest return for a calendar quarter was -3.04%(quarter ending September 30, 1999).

The 5% sales charge is not reflected in the bar chart; if reflected, returns would be lower than those shown.

AVERAGE ANNUAL RETURNS
(for the periods ended December 31, 1999)

                                    One Year      Since Inception
                                                  (March 2, 1998)
                                    ---------      -------------
Lake Shore Equity Fund                35.14%           24.93%
S&P 500*                              21.04%           13.06%

This table illustrates total returns from a hypothetical investment in the Fund. These shares are compared to the index for the same periods. The performance of the Fund reflects a 5% sales charge.

* The Standard & Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. Stocks.

                               EXPENSE INFORMATION
                               -------------------

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)

     Maximum Sales Load Imposed on Purchases
        (as a percentage of offering price)................5.00%
     Maximum Deferred Sales Charge (Load)..................None
     Maximum Sales Charge (Load) Imposed on
        Reinvested Dividends...............................None
     Redemption Fee........................................None*
     Exchange Fee..........................................None

* A wire transfer fee is charged by the Fund's custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $9. See "How to Redeem Shares."

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fees                                  1.00%
Distribution (12b-1) Fees                         .25%
Other Expenses                                   3.61%
                                                 -----
Total Annual Fund Operating Expenses(1)          4.86%
                                                 =====
(1) The Adviser has voluntarily agreed to waive all or portion of its fee and to reimburse certain expenses of the Fund necessary to limit total operating expenses to 2.98% of the Fund's average net assets. The Adviser reserves the right to terminate this waiver or any reimbursement at any time in the Adviser's sole discretion.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your costs may be higher or lower, based on these assumptions your costs would be:

     1  Year     $  962
     3  Years     1,888
     5  Years     2,817
     10 Years     5,149


INVESTMENT  OBJECTIVES,  PRINCIPAL  INVESTMENT  STRATEGIES AND RELATED PRINCIPAL
--------------------------------------------------------------------------------
RISKS
-----

The Lake Shore Family of Funds (the "Trust") has one Fund. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval, as long as notice has been given to shareholders. Unless otherwise indicated, all investment practices and limitations of the Fund are non-fundamental policies which may be changed by the Board of Trustees without shareholder approval.

INVESTMENT OBJECTIVE. The Equity Fund seeks long-term growth of capital by investing primarily in common stocks.

PRINCIPAL INVESTMENT STRATEGIES. Under normal circumstances, at least 65% of the Fund's total assets will be invested in common stocks. The Fund will only invest in common stocks which are listed on the Standard & Poor's 500 Stock Index (the "S&P 500") at the time of investment. The S&P 500 is comprised of 500 selected common stocks which tend to be the leading companies in the leading industries within the U.S. economy, most of which are listed on the New York Stock Exchange.

The Adviser's equity management strategy is based on the belief that objective research and analysis of market performance and economic data, and establishing detailed buying and selling parameters, will add value to a portfolio. The use of two independent, contrasting styles, and defensive action when the market is determined to be in a high-risk period, will add consistency to the Fund's performance, in the opinion of the Adviser.

The two complimentary styles employed by the Adviser are price momentum and value investing. The price momentum style focuses on those stocks which are performing the best relative to the rest of the market. The goal of this style is to be invested in those stocks which are exhibiting rapid increases in price. At the other end of the investment spectrum, the value style focuses on those stocks which appear to offer the best value based on price and earnings potential relative to the rest of the market, and which are expected to appreciate over time as investors recognize their inherent value.

The Fund will maintain a core portfolio of approximately 30 stocks. Approximately 10 of these stocks will be selected from the S&P 500 on the basis of price momentum, with the Adviser attempting to identify those stocks exhibiting the most rapid increases in price according to the Adviser's objective research and analysis of the stock market and economic data. A second group of approximately 10 stocks will also be selected on the basis of price momentum; however, these stocks will be selected from the S&P 100. A final group of approximately 10 stocks will be selected from the S&P 100 on the basis of value, with the Adviser attempting to identify those stocks which appear to be the most attractively priced relative to the rest of the market based upon the Adviser's quantitative assessment of such factors as yield, price-to-earnings ratio and dividend coverage.

When the Adviser believes substantial price risks exist for common stocks because of uncertainties in the investment outlook or when in the judgment of the Adviser it is otherwise warranted in selling to manage the Fund's portfolio, the Fund may temporarily hold for defensive purposes all or a portion of its assets in money market instruments such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, U.S. Government obligations having a maturity of less than one year, shares of money market investment companies or repurchase agreements collateralized by U.S. Government obligations. The Fund may not achieve its investment objective during periods when the Fund has taken such a temporary defensive position.

PRINCIPAL INVESTMENT RISKS. The Fund is designed for investors who are investing for the long term and it is not intended for investors seeking assured income or preservation of capital. Changes in market prices can occur at any time.
Accordingly, there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

Because the Fund normally invests most, or a substantial portion, of its assets in common stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. Stock markets and stock prices can be volatile. Market action will affect the Fund's net asset value per share, which fluctuates as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Various factors can affect a stock's price (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in general economic conditions or in government regulations affecting an industry). Not all of these factors can be predicted.

                             HOW TO PURCHASE SHARES
                             ----------------------

     INITIAL INVESTMENTS. Your initial investment in the Fund ordinarily must be at least $1,000 ($250 for tax-deferred retirement plans). The Fund may accept certain accounts with less than the stated minimum initial investment.

You may open an account and make an initial investment through securities dealers having a sales agreement with the Trust's principal underwriter, IFS Fund Distributors, Inc. (the "Underwriter"). You may also make a direct initial investment by sending a check and a completed account application form to Integrated Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Lake Shore Equity Fund." Third party checks will not be accepted. An account application is included in this Prospectus.

Shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to the close of the regular session of trading of the New York Stock Exchange, generally 4:00 p.m., Eastern time, on any business day and transmitted to the Underwriter by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Underwriter by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by the close of the regular session of trading of the New York Stock Exchange, generally 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received by the Transfer Agent after 4:00 p.m. and orders received from dealers after 5:00 p.m. are confirmed at the public offering price next determined on the following business day.

The public offering price of shares of the Fund is the next determined net asset value ("NAV") per share plus a front-end sales load as shown in the following table.

                                  Sales Load as % of:
                                  -------------------
                                   Public     Net
                                  Offering   Amount
Amount of Investment               Price    Invested
--------------------              --------  --------
Less than $25,000                   5.00%     5.26%
$25,000 but less than $250,000      4.00%     4.16%
$250,000 or more                    3.00%     3.09%

     REDUCED SALES LOAD. You may be eligible to use the Right of Accumulation to combine the cost or current net asset value (whichever is higher) of your existing shares of the Fund with the amount of your current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. You should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

     PURCHASES AT NET ASSET VALUE. You may purchase shares of the Fund at net asset value when your payment for the investment represents your proceeds from the redemption of shares of any other mutual fund which has a front-end sales load and is not distributed by the Underwriter. Your investment will qualify for this provision if the purchase price of the shares of the other fund included a front-end sales load and the redemption occurred within one year of the purchase of such shares and no more than sixty days prior to purchase of shares of the Fund. To make a purchase at net asset value pursuant to this provision, you must submit photocopies of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund. Your payment may be made with the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Fund. The redemption of shares of the other fund is, for federal income tax purposes, a sale on which you may realize a gain or loss. These provisions may be modified or terminated at any time. Shareholders should contact their securities dealer or the Trust for further information.

Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase shares of the Fund at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Federal and state credit unions may also purchase shares at net asset value.

In addition, shares of the Fund may be purchased at net asset value by broker-dealers who have a sales agreement with the Underwriter, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

Clients of investment advisers and financial planners may also purchase shares of the Fund at net asset value if their investment adviser or financial planner has made arrangements to permit them to do so with the Trust and the Underwriter. The investment adviser or financial planner must notify the Transfer Agent that an investment qualifies as a purchase at net asset value.

Trustees, directors, officers and employees of the Trust, the Adviser, the Underwriter or the Transfer Agent, including members of the immediate families of such individuals and employee benefit plans established by such entities, may also purchase shares of the Fund at net asset value.

     SUBSEQUENT INVESTMENTS. You may purchase and add shares to your account at any time either through a securities dealer or by sending a check to the Lake Shore Family of Funds, P.O. Box 5354, Cincinnati, Ohio 45201-5354. The check should be made payable to the Lake Shore Equity Fund.

You may also purchase and add shares to your account by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-266-9532) for instructions. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Trust reserves the right to charge shareholders for this service upon 30 days' prior notice.

Each additional purchase request must contain the account name and number to permit proper crediting. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such a requirement. All purchases are made at the public offering price plus any applicable load next determined after receipt of a purchase order by the Trust. If a broker-dealer received concessions for selling shares of the Fund to you, such broker-dealer will receive the concessions described above with respect to additional investments by you.

ADDITIONAL INFORMATION. The Trust mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust and the Underwriter reserve the right to limit the amount of investments and to refuse to sell to any person.

The Fund's account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

                              HOW TO REDEEM SHARES
                              --------------------

You may redeem shares of the Fund on each day that the Trust is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request a redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

You may also redeem shares of the Fund by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may charge you for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

If your instructions request a redemption by wire, the proceeds will be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application and you will be charged a $9 processing fee by the Fund's custodian. The Trust reserves the right, upon 30 days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution by way of an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

Shares are redeemed at their net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described above. Payment is normally made within 3 business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to 15 days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested including any sales load paid, unaffected by market fluctuations), or $250 in the case of tax-deferred retirement plans, or such other minimum amount as the Trust may determine from time to time. After notification of the Trust's intention to close an account, you will be given 30 days to increase the value of your account to the minimum amount.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than 3 business days under unusual circumstances as determined by the Securities and Exchange Commission.

                              SHAREHOLDER SERVICES
                              --------------------

     Contact the Transfer Agent (Nationwide call toll-free 800-266-9532) for additional information about the shareholder services described below.

     TAX-DEFERRED RETIREMENT PLANS. Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

     --   Keogh Plans for self-employed individuals

     -- Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs and Education IRAs

     -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

     -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

     AUTOMATIC WITHDRAWAL PLAN. If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional shares of the Fund while the plan is in effect are generally undesirable because a sales load is incurred whenever purchases are made.

     DIRECT DEPOSIT PLANS. Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security check transferred automatically to purchase shares of the Fund.

     AUTOMATIC INVESTMENT PLAN. You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the Plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting an account which would reduce your return from an investment in the Fund.

     REINVESTMENT PRIVILEGE. If you have redeemed shares of the Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within ninety days of the redemption and the privilege may only be exercised once per year.

                             OPERATION OF THE FUND
                             ---------------------

The Fund is a diversified series of the Lake Shore Family of Funds, an open-end management investment company organized as an Ohio business trust. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

The Trust retains Lake Shore Fund Group, LLC (the "Adviser"), 8280 Montgomery Road, Suite 302, Cincinnati, Ohio 45236, to manage the Fund's' investments. The Fund pays the Adviser a fee equal to the annual rate of 1.00% of the average value of its daily net assets.

Earl V. (Buck) Newsome, Jr., Gregory J. Bauer and Robert A. McLaughlin are primarily responsible for managing the portfolio of the Equity Fund. Mr. Newsome is President of the Adviser and co-founded the Adviser with Mr. Bauer in 1997. Prior to 1997, Mr. Newsome was Managing Director and co-owner of Cambridge Financial Group. Inc. ("Cambridge"), a registered investment adviser, founded in 1986. Mr. Bauer, Chairman of the Adviser, co-founded Cambridge Financial Group, Inc. Mr. McLaughlin serves as Executive Vice President and a director of both the Adviser and Cambridge. Prior to joining Cambridge in 1996, Mr. McLaughlin served as retirement system investment officer and assistant director of the Ohio Public Employees Retirement System.

                           DIVIDENDS AND DISTRIBUTIONS
                           ---------------------------

The Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Distributions are paid according to one of the following options:

     Share Option - income distributions and capital gains distributions reinvested in additional shares.

     Income  Option  -  income   distributions  and  short-term   capital  gains
     distributions   paid  in  cash;   long-term  capital  gains   distributions
     reinvested in additional shares.

     Cash Option - income distributions and capital gains distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for 6 months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

If you have received a dividend or capital gains distribution in cash from either Fund, you may return the distribution within 30 days of the distribution date to the Transfer Agent for reinvestment at the net asset value next determined after its return. You or your dealer must notify the Transfer Agent that a distribution is being reinvested pursuant to this provision.

                      CALCULATION OF PUBLIC OFFERING PRICE
                      ------------------------------------

On each day that the Trust is open for business, the public offering price (net asset value plus applicable sales load) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, (normally 4:00 p.m., Eastern time). The Trust is open for business on each day the New York Stock Exchange is open for business. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is received.

U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Other portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

                                      TAXES
                                      -----

The Fund has qualified and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund intends to distribute substantially all of its net investment income and any realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable as ordinary income.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by a Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets.

Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

The Fund will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. The Fund's distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

                                DISTRIBUTION PLAN
                                -----------------

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan of distribution (the "Plan") under which the Fund may directly incur or reimburse the Underwriter or the Adviser for expenses related to the sale and distribution of its shares, including payments to securities dealers and others who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

The annual limitation for payment of expenses pursuant to the Plan is .25% of the Fund's average daily net assets. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

                              FINANCIAL HIGHLIGHTS
                              --------------------

The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of dividends and distributions). This information has been audited by Joseph Decosimo & Company whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.

                 Selected Per Share Data and Ratios for a Share
                       Outstanding Throughout Each Period

                                                                  For the            For the
                                                                    Year             Period
                                                                   Ended              Ended
                                                                December 31,       December 31,
                                                                    1999             1998 (a)
                                                               -------------      -------------

Net asset value at beginning of period                         $       11.05      $       10.00
                                                               -------------      -------------
Income (loss) from investment operations:
   Net investment income (loss)                                        (0.11)              0.08
   Net realized and unrealized gains on investments                     4.76               1.05
                                                               -------------      -------------
Total from investment operations                                        4.65               1.13
                                                               -------------      -------------
Less distributions:
   From net investment income/(loss)                                      --              (0.08)
   From net capital gains/(losses)                                     (0.27)                --
                                                               -------------      -------------
Total distributions                                                    (0.27)             (0.08)
                                                               -------------      -------------

Net asset value at end of period                               $       15.43      $       11.05
                                                               =============      =============

Total return (b)                                                      42.26%             11.34%
                                                               =============      =============

Net assets at end of period                                    $   3,453,747      $   1,588,758
                                                               =============      =============

Ratio of net expenses to average net assets (c)                        2.32%              1.91%(d)

Ratio of net investment income (loss) to average net assets          (1.06)%              0.71%(d)

Portfolio turnover rate                                                  64%                 4%(d)

(a) Represents the period from the initial public offering of shares (March 2, 1998) through December 31, 1998.

(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.

(c) Absent fee waivers and expense reimbursements, the ratios of expenses to average net assets would have been 4.86%(d) and 14.24%(d) for the periods ended December 31, 1999 and December 31, 1998, respectively.

(d)  Annualized.

LAKE SHORE FAMILY OF FUNDS
8280 Montgomery Road, Suite 302
Cincinnati, Ohio 45236

BOARD OF TRUSTEES
Gregory J. Bauer
Frank G. Doyle III
Francis A. Kovacs, Jr.
Robert A. McLaughlin
Joseph P. Rouse
Ralph P. Schwartz
William N. Stratman

INVESTMENT  ADVISER
LAKE SHORE FUND GROUP, LLC
8280 Montgomery Road, Suite 302
Cincinnati, Ohio 45236


UNDERWRITER
IFS FUND DISTRIBUTORS, INC.
312 Walnut Street
Cincinnati, Ohio  45202


SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 800-266-9532


Additional information about the Fund is included in the Statement of Additional Information, which is hereby incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.


To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-248-644-8500.

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

File Number 811-8431

                           LAKE SHORE FAMILY OF FUNDS
                           --------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                                   May 1, 2000

                             Lake Shore Equity Fund

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Lake Shore Family of Funds dated May 1, 2000. A copy of the Fund's Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202, or by calling the Trust nationwide toll-free 1-800-266-9532.

                                TABLE OF CONTENTS
                                -----------------
THE TRUST..................................................................... 2
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS................................. 2
INVESTMENT LIMITATIONS........................................................ 4
PORTFOLIO TURNOVER............................................................ 6
TRUSTEES AND OFFICERS......................................................... 6
PRINCIPAL SECURITY HOLDERS.................................................... 8
THE INVESTMENT ADVISER........................................................ 9
DISTRIBUTION PLAN.............................................................10
CUSTODIAN.....................................................................11
AUDITORS......................................................................11
INTEGRATED FUND SERVICES, INC.................................................11
SECURITIES TRANSACTIONS.......................................................12
CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE..........................14
OTHER PURCHASE INFORMATION....................................................14
THE UNDERWRITER...............................................................15
TAXES.........................................................................16
REDEMPTION IN KIND............................................................17
HISTORICAL PERFORMANCE INFORMATION............................................17
FINANCIAL STATEMENTS..........................................................19

                                    THE TRUST
                                    ---------

The Lake Shore Family of Funds (the "Trust"), an open-end management investment company, was organized as an Ohio business trust on September 3, 1997. The Trust currently offers one series of shares to investors: the Equity Fund (referred to as the "Fund"). The Fund has its own investment objective and policies.

The shares of the Fund represent an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

                  DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
                  ---------------------------------------------

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objective, Principal Investment Strategies and Principal Risk Considerations") appears below:

MAJORITY. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Each Fund will only invest in commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Group ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or which, in the opinion of Lake Shore Fund Group, LLC (the "Adviser") is of equivalent investment quality. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, subject to the direction of the Board of Trustees, such note is liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2. Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1 or A-2.

BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations").

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

STRIPS. STRIPS are U.S. Treasury bills, notes, and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates.

     STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the holder received no interest payment in cash on the security during the year.

BORROWING AND PLEDGING. A Fund may borrow money from banks, provided that, immediately after any such borrowings, there is asset coverage of 300% for all borrowings of the Fund. A Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. A Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in a Fund's net asset value. This is the speculative factor known as leverage. A Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. It is the Fund's present intention, which may be changed by the Board of Trustees without shareholder approval, to limit a Fund's borrowing to no more than 5% of its net assets, and only for emergency or extraordinary purposes and not for leverage.

LENDING PORTFOLIO SECURITIES. A Fund may, from time to time, lend securities on a short-term basis (i.e., for up to seven days) to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. Although a Fund does have the ability to make loans of all of its portfolio securities, it is the present intention of the Trust, which may be changed without shareholder approval, that such loans will not be made with respect to a Fund if as a result the aggregate of all outstanding loans exceeds one-third of the value of the Fund's total assets. Securities lending will afford a Fund the opportunity to earn additional income because the Fund will continue to be entitled to the interest payable on the loaned securities and also will either receive as income all or a portion of the interest on the investment of any cash loan collateral or, in the case of collateral other than cash, a fee negotiated with the borrower. Such loans will be terminable at any time. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. A Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights. A Fund may pay reasonable fees in connection with arranging such loans.

                             INVESTMENT LIMITATIONS
                             ----------------------

The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed with respect to the Fund without the affirmative vote of a majority of the outstanding shares of the Fund.

1. BORROWING MONEY. The Fund will not borrow money, except from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund. The Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets.

2. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation
(1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

3. MARGIN PURCHASES. The Fund will not purchase any securities or evidences of interest thereon on "margin" (except such short-term credits as are necessary for the clearance of transactions).

4. OPTIONS. The Fund will not purchase or sell puts, calls, options, futures, straddles, commodities or commodities futures contracts.

5. REAL ESTATE. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, except that a Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate.

6. SHORT SALES. The Fund will not make short sales of securities, or maintain a short position, other than short sales

"against the box."

7. MINERAL LEASES. The Fund will not purchase oil, gas or other mineral leases or exploration or development programs.

8. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

9. ILLIQUID INVESTMENTS. The Fund will not purchase securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities.

10. CONCENTRATION. The Fund will not invest 25% or more of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

11. INVESTING FOR CONTROL. The Fund will not invest in companies for the purpose of exercising control.

12. SENIOR SECURITIES. The Fund will not issue or sell any senior security. This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemptions of securities.

13. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness.

With respect to the percentages adopted by the Trust as maximum limitations on a Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

The Trust does not intend to pledge, mortgage or hypothecate the assets of the Fund. The Fund does not intend to make short sales of securities "against the box" as described in investment limitation 6. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

                               PORTFOLIO TURNOVER
                               ------------------

The Fund does not intend to use short-term trading as a primary means of achieving their investment objectives. However, a Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. Although the annual portfolio turnover rate of the Fund cannot be accurately predicted, it is not expected to exceed 100% with respect to the Fund, but may be either higher or lower. A 100% turnover rate would occur, for example, if all the securities of a Fund were replaced once in a one-year period.

High turnover involves correspondingly greater commission expenses and transaction costs and may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes.


For the fiscal periods ended December 31, 1999 and 1998, the portfolio turnover rate for the Equity Fund was 64% and 4%, respectively.


                              TRUSTEES AND OFFICERS
                              ---------------------

The following is a list of the Trustees and executive officers of the Trust, their age and their aggregate compensation from the Trust for the fiscal period ended December 31, 1999. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk.


                                                           Compensation
Name                           Age     Position Held      from the Trust
----                           ---     -------------      --------------
*Gregory J. Bauer              46      Chairman/Trustee      $      0
+Frank G. Doyle III            55      Trustee                    500
+Francis A. Kovacs, Jr.        46      Trustee                  1,000
*Robert A. McLaughlin          60      Trustee                      0
 Joseph P. Rouse               55      Trustee                    750
+Ralph P. Schwartz             55      Trustee                    750
+William N. Stratman           57      Trustee                    750
 Earl V. Newsome, Jr.          43      President                    0
 Theresa M. Samocki            30      Treasurer                    0
 Tina D. Hosking               31      Secretary                    0


* Messrs. Bauer and McLaughlin are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

+    Member of Audit Committee.

The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

GREGORY J.BAUER, 1650 Lake Shore Drive, Suite 280, Columbus, Ohio 43204, is Chairman of Lake Shore Fund Group, LLC (the investment adviser to the Trust). He is also Chairman and Managing Director of Cambridge Financial Group, Inc., a registered investment adviser.

FRANK G. DOYLE III, 8041 Hosbrook Road, Suite 200, Cincinnati, Ohio 45236, owns Preferred Business Services, which leases office space and provides secretarial support for its clients and AD Mail, a direct mail service company.

FRANCIS A. KOVACS, JR., 155 East Broad Street, 16th Floor, Columbus, Ohio 43215, is a partner of Coolidge, Wall, Womsley & Lombard Co., L.P.A. Previously, he was a partner of Schottenstein, Zox & Dunn.

ROBERT A. MCLAUGHLIN, 1650 Lake Shore Drive, Suite 280, Columbus, Ohio 43204, is Executive Vice President of Lake Shore Fund Group, LLC. He is also Executive Vice President and a director of Cambridge Financial Group, Inc. Mr. McLaughlin previously served as retirement system investment officer and assistant director of the Ohio Public Employees Retirement System.

JOSEPH P. ROUSE, 1800 Provident Tower, One East Fourth Street, Cincinnati, Ohio 45202, is a partner of Keating, Muething & Klekamp, a law firm.

RALPH P. SCHWARTZ, 2289 West Centerville Road, Dayton, Ohio 45459, is a self-employed certified public accountant.

WILLIAM N. STRATMAN, 7949 Graves Road, Cincinnati, Ohio 45243, is a co-owner of the Mariners Inn banquet halls. Previously, he owned The Bohlenger Engraving Company.

EARL V. (BUCK) NEWSOME, JR., 7824 Laurel Avenue, Cincinnati, Ohio 45243 is President of Lake Shore Fund Group, LLC. He is also the President of Cambridge Financial Group, Inc.


THERESA M. SAMOCKI, 312 Walnut Street, Cincinnati, Ohio 45202 is Vice President and Fund Accounting Manager of Integrated Fund Services, Inc.


TINA D. HOSKING, 312 Walnut Street, Cincinnati, Ohio 45202 is Vice President and Associate General Counsel of Integrated Fund Services, Inc. and IFS Fund Distributors, Inc.

Each Trustee who is not an employee or officer of the Adviser will receive a $250 fee for each Board meeting attended and will be reimbursed for travel and other expenses incurred in the performance of their duties.

                           PRINCIPAL SECURITY HOLDERS
                           --------------------------


As of April 14, 2000, Advest, Inc. for the benefit of its customers, 90 State House Square, Hartford, Connecticut, owned of record 73.83% of the outstanding shares of the Fund. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of a Fund generally would be able to cast the deciding vote.

As of April 14, 2000, the Trustees and officers of the Trust as a group owned of record or beneficially 4.34% of the outstanding shares of the Fund.


                               INVESTMENT ADVISER
                               ------------------

Lake Shore Fund Group, LLC (the "Adviser") is the Funds' investment manager. Earl V. (Buck) Newsome, Jr. and Gregory J. Bauer are the controlling shareholders of the Adviser. Mr. Newsome and Mr. Bauer, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.

Under the terms of the advisory agreement between the Trust and the Adviser, the Adviser manages the Fund's investments. The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of its average daily net assets.


For the fiscal periods ended December 31, 1999 and 1998, the Fund accrued advisory fees of $23,668 and $4,838, respectively. However, in order to reduce the operating expenses of the Fund the Adviser voluntarily waived its entire advisory fee and reimbursed the Fund $38,308 and $54,858, respectively, of other operating expenses.


The Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of Fund shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent for the Fund, fees and expenses of members of the Board of Trustees who are not employees or officers of the Adviser, the cost of preparing and distributing prospectuses, statements, reports and other documents to share holders, expense of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, member, director, employee or stockholder of the Adviser are paid by the Adviser.

By its terms, the Trust's advisory agreement will remain in force until January 8, 2001 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Trust's investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

                                DISTRIBUTION PLAN
                                -----------------

As stated in the Prospectus, the Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits the Fund to pay for expenses incurred in the distribution and promotion of its shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Underwriter.


The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of each Fund. For the fiscal period ended December 31, 1999 and 1998, the Fund incurred distribution expenses of $692 and $250, in the form of payments to broker-dealers, respectively.


The continuance of the Plan must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated by the Fund at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund. In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the

Adviser after the termination date. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

By reason of their ownership of shares of the Adviser, Earl V. (Buck) Newsome, Jr. and Gregory J. Bauer may each be deemed to have a financial interest in the operation of the Plan.

                                    CUSTODIAN
                                    ---------

Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, has been retained to act as Custodian for the Funds' investments. Firstar acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

                                    AUDITORS
                                    --------

The firm of Joseph Decosimo and Company, PLL, 221 E.4th Street, Suite 2727, Cincinnati, Ohio 45202, has been selected as independent auditors for the Trust for the fiscal year ending December 31, 2000. Joseph Decosimo and Company performs an annual audit of the Trust's financial statements and advises the Trust as to certain accounting matters.

                         INTEGRATED FUND SERVICES, INC.
                         ------------------------------

The Trust has retained Integrated Fund Services, Inc. ("Integrated") to act as its transfer agent. Integrated is an indirect wholly-owned subsidiary of The Western and Southern Life Insurance Company. Integrated maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Integrated receives for its services as transfer agent a fee at an annual rate of $20 per account from the Fund, provided, however, that the minimum fee is $1,200 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

Integrated also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Integrated to perform its duties, the Fund pays Integrated a fee in accordance with the following schedule:

     Average Monthly Net Assets        Monthly Fee
     ---------------------------     ---------------
     $          0 - $ 50,000,000         $2,000
       50,000,000 -  100,000,000         $2,500
      100,000,000 -  200,000,000         $3,000
      200,000,000 -  300,000,000         $4,000
             Over    300,000,000         $5,000 + .001% of average
                                                monthly net assets

In addition, the Fund pays all costs of external pricing services.


Integrated also provides administrative services to the Funds. In this capacity, Integrated supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Integrated supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays Integrated a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million and .10% of such assets in excess of $100 million, provided, however, that the minimum fee is $1,000 per month. For the fiscal period ended December 31, 1999 and 1998, Integrated (formerly Countrywide Fund Services, Inc.) received from the Fund transfer agency fees, accounting services fees and administrative service fees of $14,400, $21,000 and $12,000 and $10,800, $18,000 and $9,000, respectively.


                             SECURITIES TRANSACTIONS
                             -----------------------


Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund's, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Fund paid brokerage commissions of $3,950 and $2,077, respectively, during the fiscal periods ended December 31, 1999 and 1998.


The Fund may attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer.

The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund.

The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Underwriter and other affiliates of the Trust or the Adviser may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. No Fund will effect any brokerage transactions in its portfolio securities with the Adviser if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Underwriter nor affiliates of the Trust or the Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with other brokers.

              CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
              ----------------------------------------------------

The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of the shares of the Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price and the public offering price, see "Calculation of Public Offering Price" in the Prospectus.

     OTHER PURCHASE INFORMATION
     --------------------------

The Prospectus describes generally how to purchase shares of the Fund. Additional information with respect to certain types of purchases of shares of the Fund is set forth below.

RIGHT OF ACCUMULATION. A "purchaser" (as defined in the Prospectus) of shares of a Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing shares of any Fund in the Lake Shore Family of Funds with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify Integratede Fund Services, Inc. (the "Transfer Agent") that an investment qualifies for a reduced sales load. The reduced sales load will be granted upon confirmation of the purchaser's holdings by the Transfer Agent.

LETTER OF INTENT. The reduced sales loads set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined in the Prospectus) of shares of a Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest in any Fund in the Lake Shore Family of Funds within a thirteen month period a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales load). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

OTHER INFORMATION. The Trust does not impose a sales load or imposes a reduced sales load in connection with purchases of shares of the Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load" or "Purchases at Net Asset Value" sections in the Prospectus because such purchases require minimal sales effort by the Underwriter. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

                                 THE UNDERWRITER
                                 ---------------

IFS Fund Distributors, Inc. (the "Underwriter"), 312 Walnut Street, Cincinnati, Ohio 45202, is the principal underwriter of the Fund and, as such, is the exclusive agent for distribution of shares of the Funds. The Underwriter is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Underwriter and Integrated are affiliates by reason of common ownership.

The Underwriter currently allows concessions to dealers who sell shares of the Fund, as follows:

                                      Dealer Reallowance as
     Amount of Investment           % of Public Offering Price
     --------------------           --------------------------
     Less than $25,000                        4.5%
     $25,000 but less than $250,000           3.5%
     $250,000 or more                         2.5%

Under certain circumstances, the Underwriter may increase or decrease the reallowance to dealers. The Underwriter receives that portion of the sales load which is not reallowed to the dealers who sell shares of the Fund. The Underwriter retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.


For the  fiscal  periods  ended  December  31,  1999  and  1998,  the  aggregate
commissions   collected   on  sale  of  Fund   shares  was  $3,444  and  $6,802,
respectively.


The Fund may compensate dealers, including the Underwriter and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plan" above.

                                      TAXES
                                      -----

The Prospectus  describes  generally the tax treatment of  distributions  by the
Fund.  This  section  of  the  Statement  of  Additional   Information  includes
additional information concerning federal taxes.

The Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on November 30 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

                               REDEMPTION IN KIND
                               ------------------

When it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

                       HISTORICAL PERFORMANCE INFORMATION
                       ----------------------------------

From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n = ERV
Where:
P   =     a hypothetical initial payment of $1,000
T   =     average annual total return
n   =     number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial $1,000 payment. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual returns of the Fund for the periods ended December 31, 1999 are as follows:


          1 year             35.14%
          Since Inception    24.93%


The Fund may also advertise total return (a "non-standardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales load which, if included, would reduce total return. The Fund's total returns as calculated in this manner are as follows:


     Year Ended (Inception Date March 2, 1998)
     ----------
     December 31, 1998       11.34%
     December 31, 1999       58.39%

A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable sales load or over periods other than those specified for average annual total return. For example, the Fund's average annual compounded rate of return for period ended December 31, 1999 since the Fund's inception was 28.47%. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.


From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[(a-b/cd +1)6 -1]
     Where:
     a =       dividends and interest earned during the period
     b =       expenses accrued for the period (net of reimbursements)
     c =       the average daily number of shares  outstanding during the period that were entitled to receive dividends
     d =       the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. For the 30 day or one month period ended March 31, 2000, the Fund's yield was 1.31%.


From time to time the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc.("Lipper"), or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, FORTUNE OR MORNINGSTAR MUTUAL FUND VALUES. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators such as the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                              FINANCIAL STATEMENTS
                              --------------------

The Fund's Annual Financial Statements as of December 31, 1999, which have been audited by Joseph Decosimo and Company, PLL, are attached to this Statement of Additional Information.

================================================================================

                           LAKE SHORE FAMILY OF FUNDS
                           --------------------------

                             LAKE SHORE EQUITY FUND


                                  ANNUAL REPORT
                                December 31, 1999

     INVESTMENT ADVISER                                  ADMINISTRATOR
     ------------------                                  -------------
 LAKE SHORE FUND GROUP, LLC                      COUNTRYWIDE FUND SERVICES, INC.
    8280 Montgomery Road                               312 Walnut Street
          Suite 302                                       P.O. Box 5354
   Cincinnati, Ohio 45236                         Cincinnati, Ohio 45201-5354
       1.513.794.1440                                    1.800.266.9532

================================================================================

Dear Fellow Shareholders,

The stock market averages turned in a strong performance during the year's final three months, with the S&P 500 Index rising 14.9%, the best performance since last year's fourth quarter when the market soared off of its October low. The 21.0% total return for the S&P 500 for 1999 was its fifth consecutive year with an annual gain in excess of 20%, and prior to this string, the market had never posted more than two years in a row of annual gains of 20%. The Dow's return for the year was 27.6%, while the Over-the-Counter market led the parade with an increase of 85.6%.

The gains by the major averages masked significant underperformance by a majority of issues. In the case of the S&P 500, more stocks in this index declined than rose, and on the New York Stock Exchange, over 60% of the issues declined for the year.

Those factors that have been favorable for stocks, namely healthy economic growth, low inflation and rising corporate profits, remain in place. Remarkably, the resilient economy which has driven unemployment to a 30-year low has not caused inflation to ratchet higher. The streamlining of corporate America several years ago, the globalization of economies, productivity enhancements derived from technological innovation and competition fostered by the internet have limited price increases. However, with the doubling of oil prices during the year, potential labor shortages, and recoveries in foreign economies, upward pressure may be exerted unless the pace of the domestic economy doesn't slow down.

An additional factor that benefited the equity market for years was declining interest rates. This prop was certainly not present in 1999, as the Federal Reserve Board raised short-term interest rates three times during the year. As a result, the total return for the 30-year Treasury bond was -14.4%, the worst annual return ever posted, and the Lehman Government/Corporate Index suffered a negative return for only the second time since the index was created in 1973.

With the rise in the S&P Index, its P/E ratio also moved to record heights. Part of this is attributable to the change in the type of names that are now included in the S&P 500 (more service and technology companies), but many of the large leading names have ballooned to extremely high levels. In contrast, the P/E ratio for the Value Line Index, which is comprised of 1700 stocks, is more favorably valued. At year end, its P/E multiple was at 14.5x , versus a peak of 19.7x in the second quarter of 1998. This would suggest that the broad market is not as richly priced as some of the large cap stocks.

Economic and market forces were distorted at year end by concerns over potential Y2K problems. Increased production to create additional inventories, buying to stockpile goods, and extra liquidity added to the financial system by the Fed increasing money supply make it difficult to discern underlying trends. From a stock market perspective, typical year-end strategies employed by many investors of buying winning stocks and selling losing stocks seemed to be exaggerated. Carry-over volatility into the new year can be expected.

As we begin the new year, our market indicators continue to suggest that a fully invested position be maintained. There is certainly a question over valuation, as well as significant strength in a limited number of issues, and rising interest rates are not conducive for long-term gains. However, we have not seen enough of a shift to the negative side of the ledger to indicate a change in strategy. We will be closely monitoring our indicators to detect further deterioration.

If you have any questions, please feel free to call us at (513) 794-1440.

Sincerely,


Greg J. Bauer, CFA
Chairman
Lake Shore Family of Funds

        Comparison of the Change in Value of a $10,000 Investment in the Lake Shore Equity Fund and the S&P 500 Index

                               [GRAPHIC OMITTED]

                                                  12/31/99
                                                  --------
                     Lake Shore Equity Fund        $15,047
                     S&P 500 Index                 $12,519


                           --------------------------
                             Lake Shore Equity Fund
                                  Total Return

                           1 Year    Since Inception*
                           22.48%         21.64%
                           --------------------------

           Past performance is not predictive of future performance.

             *Initial public offering of shares was March 2, 1998.

                             LAKE SHORE EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999

ASSETS
   Investment securities, at market value (Cost $2,338,196)        $  3,443,864
   Dividends and interest receivable                                      2,150
   Organization expenses, net (Note 2)                                   13,300
   Other Assets                                                           2,323
                                                                   ------------
      TOTAL ASSETS                                                    3,461,637
                                                                   ------------
LIABILITIES
   Payable to Affiliates (Note 4)                                         4,503
   Accrued expenses                                                $      3,387
                                                                   ------------
      TOTAL LIABILITIES                                                   7,890
                                                                   ------------

NET ASSETS                                                         $  3,453,747
                                                                   ============
NET ASSETS CONSIST OF:
Paid-in capital                                                    $  2,397,188
Accumulated net realized losses from security transactions              (49,110)
Net unrealized appreciation on investments                            1,105,669
                                                                   ------------
NET ASSETS                                                         $  3,453,747
                                                                   ------------
Shares of beneficial interest outstanding (Unlimited
   number of shares authorized, no par value)                           223,884
                                                                   ============

Net asset value and redemption price per share (Note 2)            $      15.43
                                                                   ============

Maximum offering price per share (Note 2)                          $      16.24
                                                                   ============

See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999

INVESTMENT INCOME
   Dividend                                                         $    22,945
   Interest                                                               6,947
                                                                    -----------
      TOTAL INVESTMENT INCOME                                            29,892
                                                                    -----------
EXPENSES
   Investment advisory fees (Note 4)                                     23,668
   Accounting services fees (Note 4)                                     21,000
   Transfer agent fees (Note 4)                                          14,400
   Insurance expense                                                     12,625
   Administrative services fees (Note 4)                                 12,000
   Audit Fees                                                             9,012
   Custodian fees                                                         8,136
   Registration fees                                                      4,439
   Postage and supplies                                                   2,595
   Trustees' fees and expenses                                            2,573
   Amortization of organization expenses (Note 2)                         4,433
   Shareholder report costs                                                 840
   Pricing costs                                                            702
   Distribution expense (Note 4)                                            692
                                                                    -----------
      TOTAL EXPENSES                                                    117,115
   Fees waived and expenses reimbursed by the Adviser (Note 4)          (61,976)
                                                                    -----------
      NET EXPENSES                                                       55,139
                                                                    -----------

NET INVESTMENT LOSS                                                     (25,247)
                                                                    -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions                         11,761
   Net increase in unrealized appreciation on investments               934,627
                                                                    -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                        946,388
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $   921,141
                                                                    ===========


See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                       For the          For the
                                                                         Year            Period
                                                                        Ended            Ended
                                                                     December 31,     December 31,
                                                                         1999            1998(a)
                                                                     ------------     ------------

FROM OPERATIONS
   Net investment income/(loss)                                      $    (25,247)    $      3,426
   Net realized gains/(losses) from security transactions                  11,761           (3,526)
   Net increase in unrealized appreciation on investments                 934,627          171,042
                                                                     ------------     ------------
Net increase in net assets from operations                                921,141          170,942
                                                                     ------------     ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                                  --           (3,413)
   From net realized gains                                                (57,345)              --
                                                                     ------------     ------------
Total distributions to shareholders                                       (57,345)          (3,413)
                                                                     ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                            1,036,655        1,324,065
   Net asset value of shares issued in
      reinvestment of distributions to shareholders                        50,241            3,302
   Payment for shares redeemed                                            (85,703)          (5,138)
                                                                     ------------     ------------
Net increase in net assets from capital share transactions              1,001,193        1,322,229
                                                                     ------------     ------------

TOTAL INCREASE IN NET ASSETS                                            1,864,989        1,489,758

NET ASSETS
   Beginning of period (Note 1)                                         1,588,758           99,000
                                                                     ------------     ------------
   End of period                                                     $  3,453,747     $  1,588,758
                                                                     ============     ============

UNDISTRIBUTED (ACCUMULATED) NET INVESTMENT
   INCOME (LOSS)                                                     $    (25,234)    $         13
                                                                     ============     ============
CAPITAL SHARE ACTIVITY
   Shares sold                                                             82,679          134,015
   Shares issued in reinvestment of distributions to shareholders           3,528              325
   Shares redeemed                                                         (6,068)            (495)
                                                                     ------------     ------------
   Net increase in shares outstanding                                      80,139          133,845
   Shares outstanding, beginning of period (Note 1)                       143,745            9,900
                                                                     ------------     ------------
      Shares outstanding, end of period                                   223,884          143,745
                                                                     ============     ============

(a) Represents the period from the initial public offering of shares (March 2, 1998) through December 31, 1998.

See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                              FINANCIAL HIGHLIGHTS

                 Selected Per Share Data and Ratios for a Share
                       Outstanding Throughout Each Period

                                                                  For the            For the
                                                                    Year             Period
                                                                   Ended              Ended
                                                                December 31,       December 31,
                                                                    1999             1998 (a)
                                                               -------------      -------------

Net asset value at beginning of period                         $       11.05      $       10.00
                                                               -------------      -------------
Income (loss) from investment operations:
   Net investment income (loss)                                        (0.11)              0.08
   Net realized and unrealized gains on investments                     4.76               1.05
                                                               -------------      -------------
Total from investment operations                                        4.65               1.13
                                                               -------------      -------------
Less distributions:
   From net investment income/(loss)                                      --              (0.08)
   From net capital gains/(losses)                                     (0.27)                --
                                                               -------------      -------------
Total distributions                                                    (0.27)             (0.08)
                                                               -------------      -------------

Net asset value at end of period                               $       15.43      $       11.05
                                                               =============      =============

Total return (b)                                                      42.26%             11.34%
                                                               =============      =============

Net assets at end of period                                    $   3,453,747      $   1,588,758
                                                               =============      =============

Ratio of net expenses to average net assets (c)                        2.32%              1.91%(d)

Ratio of net investment income (loss) to average net assets          (1.06)%              0.71%(d)

Portfolio turnover rate                                                  64%                 4%(d)

(a) Represents the period from the initial public offering of shares (March 2, 1998) through December 31, 1998.

(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.

(c) Absent fee waivers and expense reimbursements, the ratios of expenses to average net assets would have been 4.86%(d) and 14.24%(d) for the periods ended December 31, 1999 and December 31, 1998, respectively (Note 4).

(d)  Annualized.

See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1999

                                                                       Market
    Shares                                                             Value
    ------                                                          ------------
               COMMON STOCKS - 90.0%
               TECHNOLOGY - 55.0%
     1,580       Apple Computer, Inc.*                              $    162,444
     2,315       Comcast Corp.                                           116,329
     1,380       EMC Corp.*                                              150,765
       715       IBM Corp.                                                77,220
     1,250       Lucent Technologies, Inc.                                93,516
     6,250       National Semiconductor*                                 267,578
     1,205       Nextel Communications, Inc.*                            124,266
     1,690       Nortel Networks                                         170,690
     2,207       Oracle Corp.*                                           247,322
     1,820       Qualcomm, Inc.*                                         320,547
     1,160       Texas Instruments, Inc.                                 112,375
     1,910       Unisys Corp.*                                            61,000
                                                                    ------------
                                                                       1,904,052
                                                                    ------------
               CONSUMER, CYCLICAL - 12.9%
     2,010       Circuit City Stores Inc.                                 90,576
       700       Delphi Automotive Systems Corp.                          11,025
     1,260       Ford Motor Co.                                           67,331
     1,125       General Motors Corp.                                     81,773
     3,060       Harrah's Entertainment*                                  80,899
     1,665       Wal-Mart Stores, Inc.                                   115,093
                                                                    ------------
                                                                         446,697
                                                                    ------------
               CONSUMER, NON-CYCLICAL - 6.7%
     1,280       Bristol-Myers Squibb Co.                                 82,160
     1,835       Heinz (H.J.) Co.                                         73,056
     1,515       Tandy Corporation                                        74,519
                                                                    ------------
                                                                         229,735
                                                                    ------------
               INDUSTRIAL - 5.9%
     1,690       LSI Logic Corp.*                                        114,075
       900       Minnesota Mining & Manufacturing Co.                     88,088
                                                                    ------------
                                                                         202,163
                                                                    ------------

                             LAKE SHORE EQUITY FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1999

                                                                       Market
    Shares                                                             Value
    ------                                                          ------------
               CONGLOMERATES - 3.1%
       690       General Electric Co.                                    106,777
                                                                    ------------
               TELECOMMUNICATIONS - 2.3%
     1,270       Bell Atlantic Corp.                                      78,184
                                                                    ------------
               ENERGY - 2.1%
       830       Chevron Corp.                                            71,899
                                                                    ------------
               FINANCIAL SERVICES - 2.0%
       594       Associates First Capital Corp. - Class A                 16,298
     1,045       Bank of America Corp.                                    52,446
                                                                    ------------
                                                                          68,744
                                                                    ------------

               TOTAL COMMON STOCKS (Cost $2,002,583)                   3,108,251
                                                                    ------------

               MONEY MARKETS - 9.7%
   335,613       Firstar Stellar Treasury Fund (Cost $335,613)           335,613

               TOTAL INVESTMENT SECURITIES (Cost $2,338,196) - 99.7%   3,443,864

               OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%                9,883
                                                                    ------------

               NET ASSETS - 100.0%                                  $  3,453,747
                                                                    ============

* Non-income producing security.

See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999

1.   ORGANIZATION

The Lake Shore Family of Funds (the Trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Trust was organized as an Ohio business trust under a Declaration of Trust dated September 3, 1997. The Trust currently offers one series of shares to investors: the Lake Shore Equity Fund. The Trust was capitalized on December 23, 1997, when the initial shares of the Fund were purchased at $10.00 per share. The initial public offering of shares of the Equity Fund commenced on March 2, 1998. The Equity Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Equity Fund seeks long-term growth of capital by investing primarily in common stocks. Dividend and interest income is only an incidental consideration to the Fund's investment objective.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Equity Fund's significant accounting policies:

Security valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange or quoted by NASDAQ are valued based upon the closing price on the principal exchange where the security is traded, or, if not traded on a particular day, at the closing bid price. U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share is equal to the net asset value per share plus a sales load equal to 5.26% of the net asset value (or 5.00% of the offering price). The redemption price per share is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- The Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Fund expects to distribute any net realized long-term capital gains, if any, at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of a Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

                             LAKE SHORE EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of December 31, 1999, net unrealized appreciation on investments was $1,105,669 for federal income tax purposes, of which $1,188,092 related to appreciated securities and $82,423 related to depreciated securities based on a federal income tax cost basis of $2,338,196.

3.   INVESTMENT TRANSACTIONS

For the year ended December 31, 1999, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $2,066,996 and $1,385,724 respectively.

4.   TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of Lake Shore Fund Group, LLC (the Adviser), of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of CW Fund Distributors, Inc. (the Underwriter), the exclusive agent for the distribution of the Fund's shares.

ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets.

In order to voluntarily reduce operating expenses for the year ended December 31, 1999, the Adviser waived its entire advisory fee of $23,668 and reimbursed the Fund for $38,308 of other operating expenses.

                             LAKE SHORE EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, CFS supplies non-investment related administrative and compliance services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from the Fund at an annual rate of 0.15% of its average daily net assets up to $50 million; 0.125% of such net assets from $50 million to $100 million; and 0.10% of such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $20 per shareholder account, subject to a $1,200 minimum monthly fee. In addition, the Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $2,000 from the Fund. From July through December of 1999 these fees were reduced to $1,500 per month. In addition, the Fund pays certain CFS out-of-pocket expenses incurred by CFS in obtaining valuations of the Fund's portfolio securities.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement, the Underwriter serves as the exclusive agent for the distribution of the Fund's shares. For these services, the Underwriter earned $3,444 from underwriting commissions on the sale of shares during the year ended December 31, 1999.

PLAN OF DISTRIBUTION
The Trust has adopted a Plan of Distribution (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may directly incur or reimburse the Underwriter or the Adviser for certain costs related to the distribution of the Fund shares, not to exceed 0.25% of average daily net assets. For the year ended December 31, 1999, the Fund incurred $692 of expenses under the Plan.

5.   FEDERAL TAX INFORMATION FOR SHAREHOLDERS

On December 15, 1999, the Fund declared and paid a short-term capital gain distribution of $51,143.69 or $0.2382 per share and a long-term capital gain distribution of $6,201.55 or $0.0289 per share. In January of 2000, shareholders were provided with the Form 1099-DIV which reported the amount and tax status of the capital gain distributions paid during calendar year 1999.

                                 JOSEPH DECOSIMO
                                   AND COMPANY
                          CERTIFIED PUBLIC ACCOUNTANTS

             An Ohio Registered Partnership Having Limited Liability

--------------------------------------------------------------------------------
                       Private Companies Practice Section
                       Member AICPA Division for CPA Firms
                              SEC Practice Section


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of Lake Shore Equity Fund and
The Trustees of Lake Shore Family of Funds

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Lake Shore Equity Fund (one of the funds of the Lake Shore Family of Funds ) as of December 31, 1999, and the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year ended December 31, 1999 and the period ended March 2, 1998 (date of initial public offering of shares) through December 31, 1998. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financig hlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and fincial highlights referred to above present fairly, in all material respects, the financial position of the Lake Shore Equity Fund of the Lake Shore Family of Funds as of December 31, 1999, and the results of its operations for the year then ended and changes in its net assets and financial highlights for the year ended December 31, 1999 and the period from March 2, 1998 through December 31, 1998, in conformity with generally accepted accounting principles.


                                        /s/ Joseph Decosimo and Company, PLL

                                        Joseph Decosimo and Company, PLL

Cincinnati, Ohio
January 21, 2000

                           LAKE SHORE FAMILY OF FUNDS

PART C.   OTHER INFORMATION
-------   -----------------

Item 23.  Exhibits
--------  --------

          (a)  Agreement and Declaration of Trust*

          (b)  Bylaws*

          (c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

          (d)  Investment Advisory Agreement with Lake Shore Fund Group, LLC*

          (e)  (i) Underwriting Agreement with Countrywide Investments, Inc*

               (ii) Agreement to Transfer of  Underwriting  Agreement to CW Fund
                    Distributors, Inc.*

          (f)  Inapplicable

          (g)  Custody Agreement with Firstar Bank, N.A.*

          (h)  (i)  Administration  Agreement  with  Countrywide  Fund Services,
                    Inc.*

               (ii) Accounting   Services   Agreement  with   Countrywide   Fund
                    Services, Inc.*

               (iii)Transfer, Dividend Disbursing,  Shareholder Service and Plan
                    Agency Agreement with Countrywide Fund Services, Inc.*

          (i)  Opinion and Consent of Counsel*

          (j)  Consent of Independent Accountants

          (k)  Inapplicable

          (l)  Agreement Relating to Initial Capital*

          (m)  Plan of Distribution Pursuant to Rule 12b-1*

          (n) Financial Data Schedule for the Equity Fund - Previously Filed with Form N-SAR

          (o)  Inapplicable

          (p)  Codes of Ethics

--------------------------------------

*    Incorporated  by  reference to the Trust's  Registration  Statement on Form
     N-1A.

Item 24.  Persons Controlled by or Under Common Control with Registrant.
-------   -------------------------------------------------------------

          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification
--------  ---------------

          Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

               "SECTION 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                    SECTION 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section

               1701.13(E),  as amended,  these laws,  and not Ohio  Revised Code
               Section 1701.13(E), shall govern.

                    SECTION 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and Lake Shore Fund Group, LLC (the "Adviser"). Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

          The Advisory Agreement with the Adviser provides that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from the Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under this Agreement or breach of its duty or of its obligations hereunder.

Item 26.  Business and Other Connections of the Investment Adviser
--------  --------------------------------------------------------

          (a)  The  Adviser  is  a  registered  investment  adviser,   providing
               investment advisory services to the Registrant.

          (b) The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

               (i) Earl V. (Buck) Newsome, Jr. - President and a controlling shareholder of the Adviser. President and a controlling shareholder of Cambridge Financial Group, Inc.

               (ii) Gregory J. Bauer - Chairman and a controlling shareholder of the Adviser. Chairman, Managing Director and a controlling shareholder of Cambridge Financial Group, Inc.

               (iii)Robert  A.  McLaughlin  -  Executive  Vice  President  and a
                    director of the Adviser. Executive Vice President and a director of Cambridge Financial Group, Inc.

Item 27.  Principal Underwriters
--------  ----------------------

          (a) IFS Fund Distributors, Inc. also acts as underwriter for the following open-end investment companies: Brundage Story and Rose Investment Trust, The Caldwell & Orkin Funds, Inc., Profit Funds Investment Trust, UC Investment Trust, The Winter Harbor Fund, Stockjungle.com Trust, The Westport Funds, Jamestown Funds, Flippin Bruce & Porter Fund, The Bjurman Funds and The James Advantage Funds.

          (b) The following list sets forth the directors and executive officers of the Distributor. Unless otherwise noted with an asterisk(*), the address of the persons named below is 312 Walnut Street, Cincinnati, Ohio 45202.

               *The address is 420 East Fourth Street, Cincinnati, Ohio 45202.

                                     Position           Position
                                     with               with
               Name                  Distributor        Registrant
               ----                  -----------        ----------
               *William F. Ledwin    Director           None

               *Jill T. McGruder     Director           None

               Maryellen Peretzky    Director           None

               Terrie A. Wiedenheft  First Vice         None
                                     President,
                                     Chief Financial
                                     Officer and
                                     Treasurer

               Tina D. Hosking       Vice President     Secretary to the
                                     and Associate      Fund
                                     General Counsel

               Theresa M. Samocki    Vice President     Treasurer
                                     Fund Accounting
                                     Manager

               Elizabeth A. Santen   Assistant Vice     None
                                     President

               Steven F. Nienhaus    Assistant Vice     None
                                     President

               Michele M. Hawkins    Assistant Vice     None
                                     President

               Brian J. Manley       Assistant Vice     None
                                     President

          (c)  Inapplicable

Item 28.  Location of Accounts and Records
--------  --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 8280 Montgomery Road, Cincinnati, Ohio 45236 as well as at the offices of the Registrant's transfer agent located at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202.

Item 29.  Management Services Not Discussed in Parts A or B
-------   -------------------------------------------------

          Inapplicable

Item 30.  Undertakings
--------  ------------

          Inapplicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and State of Ohio, on the 1st day of May, 2000.

                                         LAKE SHORE FAMILY OF FUNDS

                                         By: /s/ Gregory J. Bauer
                                            -----------------------
                                            Gregory J. Bauer
                                            Chairman

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

           SIGNATURE                  TITLE             DATE
           ---------                  -----             ----

/s/ Gregory J. Bauer                  Chairman          May 1, 2000
------------------------------        and Trustee
Gregory J. Bauer


/s/ Theresa M. Samocki                Treasurer         May 1, 2000
------------------------------
Theresa M. Samocki


                                      Trustee           /s/ Tina D. Hosking
------------------------------                          -------------------
Frank G. Doyle III*                                     Tina D. Hosking
                                                        Attorney-in-fact*
                                                        May 1, 2000
------------------------------        Trustee
Francis A. Kovacs, Jr.*


------------------------------        Trustee
Robert A. McLaughlin*


------------------------------        Trustee
Joseph P. Rouse*


------------------------------        Trustee
Ralph P. Schwartz*


------------------------------        Trustee
William N. Stratman*

                                INDEX TO EXHIBITS
                                -----------------

(a)  Agreement and Declaration of Trust*

(b)  Bylaws*

(c)  Incorporated by reference to Agreement and Declaration of Trust and Bylaws

(d)  Investment Advisory Agreement*

(e)  (i) Underwriting Agreement*

     (ii) Agreement to Transfer Underwriting Agreement*

(f)  Inapplicable

(g)  Custody Agreement*

(h)  (i)  Administration Agreement*

     (ii) Accounting Services Agreement*

     (iii)Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement*

(i)  Opinion and Consent of Counsel*

(j)  Consent of Independent Auditors

(k)  Inapplicable

(l)  Agreement Relating to Initial Capital*

(m)  Plan of Distribution Pursuant to Rule 12b-1*

(n)  Financial  Data  Schedule for the Equity Fund - Previously  Filed with Form
     N-SAR

(o)  Inapplicable

(p)  Codes of Ethics

----------------------------

*    Incorporated  by  reference to the Trust's  Registration  Statement on Form
     N1-A.